EXHIBIT 99.1

                              ARMS II Global Fund I

         Bondholders Report Related to the June 10, 2004 Distribution
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Reference to   ARMS II GLOBAL FUND 1
Schedule 8 of
the Bond       BONDHOLDERS REPORT RELATED TO JUNE 10, 2004 DISTRIBUTION
Trust Deed
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

               REPORTING DATES

               Cut-Off Date                                                                                            May 31, 2004
               Determination Date                                                                                      June 8, 2004
               Payment Date                                                                                           June 10, 2004
               Start Interest Period                                                                                 March 10, 2004
               End Interest Period                                                                                     June 9, 2004
               No. of Days in Interest Period                                                                                    92
               Start Calculation Period                                                                           February 28, 2004
               End Calculation Period                                                                                  May 31, 2004
               No. of Days in Calculation Period                                                                                 94
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               SECURITIES ON ISSUE                                                          Amount                           Amount
                                                                                             (US$)                             (A$)

               CLASS A BONDS
               Initial Face Value                                                    1,000,000,000                    1,525,553,013
                 Previous Principal Distribution                                       173,600,000                      264,836,003
                 Principal Distribution for current calculation period                  49,000,000                       74,752,098
               Total Principal Distribution to date                                    222,600,000                      339,588,101

               Beginning Principal Amount                                              826,400,000                    1,260,717,010
     (a)       Ending Principal Amount                                                 777,400,000                    1,185,964,912
               less Unreimbursed Charge-offs                                                     -                                -
               Beginning Stated Amount                                                 826,400,000                    1,260,717,010
     (a)       Ending Stated Amount                                                    777,400,000                    1,185,964,912


               CLASS B BONDS
               Initial Face Value                                                                                        50,500,000
                 Previous Principal Distribution                                                                                  -
                 Principal Distribution for current calculation period                                                            -
               Total Principal Distribution to date                                                                               -

               Beginning Principal Amount                                                                                50,500,000
     (a)       Ending Principal Amount                                                                                   50,500,000
               less Unreimbursed Charge-offs                                                                                      -
               Beginning Stated Amount                                                                                   50,500,000
     (a)       Ending Stated Amount                                                                                      50,500,000

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               INTEREST RATE FOR ACCRUAL PERIOD                                            Libor /        Interest         Interest
                                                                                    Bank Bill Rate          Margin             Rate

               US$
               Class A Bonds                                                               1.11000         0.23000          1.34000


               A$
               Class A Bonds (payable to Currency Swap Provider)                           5.54670         0.35100          5.89770
               Class B Bonds                                                               5.54670         0.90000          6.44670

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               DISTRIBUTIONS PAYABLE ON PAYMENT DATE                                         (US$)                             (A$)

               Interest Entitlement:
     (b)            Class A Bonds                                                        2,830,000                       18,741,108
     (b)            Class B Bonds                                                                                           820,586
               Principal Repayment:
     (c)            Class A Bonds                                                       49,000,000                       74,752,098
                    Class B Bonds
     (c)       Total:
                    Class A Bonds                                                       51,830,000                       93,493,205
                    Class B Bonds                                                                                           820,586

               Total                                                                    51,830,000                       94,313,791
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
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Reference to   ARMS II GLOBAL FUND 1
Schedule 8 of
the Bond       BONDHOLDERS REPORT RELATED TO JUNE 10, 2004 DISTRIBUTION
Trust Deed
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
               POOL FACTORS                                                                   Last                         Current
                                                                                      Distribution                    Distribution
                                                                                              Date                            Date

     (h)       Class A Bonds                                                                0.8264                          0.7774
               Class B Bonds                                                                1.0000                          1.0000

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     (d)       INCOME COLLECTIONS FOR CALCULATION PERIOD                                                                24,306,558

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               AVAILABLE AMORTISATION AMOUNT                                                                                  (A$)

     (i)       Scheduled Principal Collections                                                                          2,823,412
     (i)       Unscheduled Principal Collections                                                                      109,389,156

               Gross Principal Collections                                                                            112,212,568

               less
     (g)       Redraw Advances, Line of Credit Advances and
               Permitted Further Advances                                                                              37,442,369

     (e)       Net Principal Collections                                                                               74,770,199

               Application of Cash Reserve and Advances
               Reserve as Available Amortisation Amount                                                                   (18,101)

     (l)       Charge-offs and Unreimbursed Charge-offs                                                                       --

     (f)       Available Amortisation Amount                                                                           74,752,098

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               PORTFOLIO INFORMATION
               (based on Loans forming part of the Assets of the Fund as at the last day of the Calculation Period)

     (j)       Aggregate Face Value of Loans                                                                          1,231,958,301
               Total number of Loans                                                                                          5,456
               Average Loan Balance                                                                                      225,798.81
               Weighted Average LVR                                                                                           72.49

               Seasoning                                      No of Loans       % by number               Balance     % by balance
                           0 to 6 months                                -           0.00%                    --           0.00%
                           6 to 12 months                               -           0.00%                    --           0.00%
                          12 to 18 months                           3,103          56.87%             710,004,026        57.63%
                          18 to 24 months                           1,601          29.34%             369,464,400        29.99%
                          24 to 36 months                             358           6.56%              82,490,760         6.70%
                          36 to 48 months                              86           1.58%              18,899,860         1.53%
                          48 to 60 months                             177           3.24%              31,874,128         2.59%
                           >60 months                                 131           2.40%              19,225,128         1.56%
                                                                    5,456         100.00%           1,231,958,301       100.00%

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     (k)       AGGREGATE LOSS AMOUNT                                                                                        NIL

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     (m)       DELINQUENCY AND LOSSES

               DELINQUENCY                                                             (A$) Amount               % of
                                                                                          of Loans               Pool

               31 - 60 days                                                              5,051,029               0.41%
               61 - 90 days                                                              5,297,421               0.43%
               90+ days                                                                  4,681,442               0.38%

               LOSSES                                                                                  AUD

               Mortgage Insurance claims made                                                          Nil

               Mortgage Insurance claims paid                                                          Nil

               Mortgage Insurance claims pending                                                       Nil

               Mortgage Insurance claims denied                                                        Nil

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